Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Erin N. Ruhe, as Vice President, Treasurer and Controller of HomeFed Corporation (the "Company") hereby certify that to my knowledge:
(1) the accompanying Annual Report on Form 10-K report for the year ending December 31, 2018 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2019	By:	/s/ Erin N. Ruhe
Erin N. Ruhe
Vice President, Treasurer and Controller